STEEL TECHNOLOGIES INC.
	15415 Shelbyville Road
	Louisville, Kentucky  40245

REQUEST FOR CONSENT TO AMENDMENT OF
NOTE AGREEMENT

Re:	$40,000,000 8.52% Senior Notes
	Due March 1, 2005

To the Holders named on Schedule I
 to this Request for Consent


	THIS REQUEST FOR CONSENT TO AMENDMENT OF NOTE AGREEMENT (the "Request for Consent") is submitted by STEEL TECHNOLOGIES INC., a Kentucky corporation (the "Company"), as of the 13th day of June, 1997, pursuant to Section 7 of that certain Note Agreement dated as of March 1, 1995 (the "Note Agreement") by and among the Company and the Purchasers named on Schedule I attached thereto regarding the $40,000,000 8.52% Senior Notes due March 1, 2005.
To the extent not otherwise defined herein, all capitalized terms used herein shall have the meanings assigned them in the Note Agreement.

	The Purchasers represent and warrant that each holds the Notes in the principal amount as set forth on Schedule I.

	As the Company informed you by letter dated April 28, 1997, the Company has acquired all of the outstanding capital stock of Atlantic Coil Processing, Inc., a North Carolina corporation
("ACP"), and ACP now constitutes a Subsidiary of the Company.

	Pursuant to the Company's Loan Agreement with its bank lenders, the bank lenders have requested that the Company cause ACP to execute and deliver a Guaranty Agreement substantially in the form attached hereto as Exhibit A (the "Bank Guaranty Agreement"), guarantying the payment and performance of the Company's obligations to the bank lenders.

	Section 5.14 of the Note Agreement prohibits the Company from permitting any Subsidiary to be or become liable with respect to any Guaranty except, inter alia, Guaranties by Subsidiaries expressly permitted by Section 5.11(g) of the Note
Agreement.

	Section 5.11(g) currently does not expressly permit ACP to execute and deliver the Bank Guaranty Agreement.

	The Company hereby requests that Section 5.11(g) of the Note Agreement be amended so as to permit ACP to execute and deliver the Bank Guaranty Agreement. In order to induce the Purchasers to consent to such an amendment, the Company is willing to cause
ACP to execute and deliver to each of the Holders a Guaranty Agreement substantially in the form attached hereto as Exhibit B (the "Holder Guaranty Agreements"), guarantying the payment and performance of the Company's obligations to each of the Holders.

	By execution and delivery to the Company of a counterpart of this letter, you agree as follows:

1.		That effective upon ACP's execution and delivery
to each of the Holders of a Holder Guaranty Agreement, section 5.11(g) of the Note Agreement shall be amended and modified so that, as amended and modified, it shall read in its entirety as follows:

		(g) Guaranties by Wabash Steel Corporation,
Atlantic Coil Processing Inc., a North
Carolina Corporation, and the Mexican
Subsidiary of (x) certain Indebtedness for borrowed money by the Company under the Loan
Agreement and (y) the Notes.

2.		That this Request for Consent satisfies the
requirements of Section 7 of the Note Agreement and, upon execution of Requests for Consent by the Holders of at least 66-2/3% in aggregate principal amount of outstanding Notes, shall be binding upon the Holders and the Company. Except as expressly set forth in this Request for Consent, the Note Agreement has not been amended and remains and continues in full force and effect.

3.		This Request for Consent may be executed in any
number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Request for Consent may be executed by each party upon separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Request for Consent.


						STEEL TECHNOLOGIES INC.

						By:/s/ Kenneth R. Bates
						Its Chief Financial Officer

						ACKNOWLEDGED AND AGREED:

						PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY

						By:	/s/ John D. Cleavenger
						     /s/ Kent T. Kelsey
						Its
						ACKNOWLEDGED AND AGREED:

						THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY

						By:	Lincoln National Investment
Management Company, its Attorney-
in-Fact


						By:	/s/ Timothy J. Powell
						Its

						ACKNOWLEDGED AND AGREED:

						FIRST PENN-PACIFIC LIFE INSURANCE
COMPANY

						By:	Lincoln National Investment
Management Company, its Attorney-
in-Fact


						By:	/s/ Timothy J. Powell
						Its

						ACKNOWLEDGED AND AGREED:

						LINCOLN NATIONAL LIFE REINSURANCE
COMPANY

						By:	Lincoln National Investment
Management Company, its Attorney-
in-Fact


						By:	/s/ Timothy J. Powell
						Its

						ACKNOWLEDGED AND AGREED:

						LINCOLN NATIONAL INCOME FUND, INC.

						By:	/s/ David C. Fischer
						Its

						ACKNOWLEDGED AND AGREED:

						AMERICAN STATES LIFE INSURANCE
COMPANY

						By:	Lincoln National Investment
Management Company, its Attorney-
in-Fact


						By:	/s/ Timothy J. Powell
						Its
						ACKNOWLEDGED AND AGREED:

						JEFFERSON-PILOT LIFE INSURANCE
COMPANY

						By:	/s/ Robert E. Whallen, II
						Its

						ACKNOWLEDGED AND AGREED:

						NORTHERN LIFE INSURANCE COMPANY

						By:	/s/ James V. Wittich
						Its

						ACKNOWLEDGED AND AGREED:

						NORTHWESTERN NATIONAL LIFE
INSURANCE COMPANY

						By:	/s/ James V. Wittich
						Its






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